1
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Societe General,
UBS Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AES 8.75, 5/15/2013
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
2/28/2003
3/19/2003
Total dollar amount of offering sold to QIBs
 $
1,200,000,000
 $
400,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
1,200,000,000
 $
400,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.50%
2.00%
















Rating
B2/B+
B1/B+
B1/BB-/*-
Current yield
8.75%
8.99%
8.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                 865,000.00
 $                 865,000.00
0.07%
-2.56%
0.40%
5/19/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
-2.56%
1.43%
5/19/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
-2.56%
1.16%
5/19/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.01%
-2.56%
1.61%
5/19/2003
Total

 $              1,060,000.00
 $              1,060,000.00
0.09%




2
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Lehman, Societe
General, UBS Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AES 9%, 5/15/2015
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
2/28/2003
3/19/2003
Total dollar amount of offering sold to QIBs
 $
600,000,000
 $
400,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
600,000,000
 $
400,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.50%
2.00%
















Rating
B2/B+
B1/B+
B1/BB-/*-
Current yield
9.00%
8.99%
8.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                 440,000.00
 $                 444,000.00
0.07%
6.00%
3.21%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.01%
6.00%
2.41%
6/30/2003
Total

 $                 490,000.00
 $                 494,000.00
0.08%




3
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ALLIED WASTE NORTH AMERICA
KANSAS CITY SOUTHERN
CASCADES, INC
Underwriters
CSFB, DBSI, JP Morgan, Banc One, BNP Paribas, Credit Lyonnais,
Fleet, Scotia, UBS Warburg, Wachovia
Morgan Stanley, Banc One, DBSI, JP Morgan, Scotia
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comercia, NBC
Capital Mkts, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AW 7.875%, 4/15/2013
KSU 7.5%, 6/15/2009
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/4/2003
6/5/2002
1/31/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
200,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
450,000,000
 $
-
 $
-
Total
 $
450,000,000
 $
200,000,000
 $
450,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.75%
1.75%
















Rating
Ba3/BB-
Ba2/BB-
Ba1/BB+
Current yield
7.88%
7.50%
7.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 495,000.00
 $                 495,000.00
0.11%
1.16%
3.89%
5/27/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
6.53%
3.16%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    60,000.00
 $                    60,000.00
0.01%
6.53%
4.27%
6/30/2003
Total

 $                 605,000.00
 $                 605,000.00
0.13%




4
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CORRECTIONS CORP. OF AMERICA
US STEEL CORP.
WILLIAM LYONS HOMES
Underwriters
Lehman, BB&T, DBSI, First Analysis, Jefferies, Morgan Joseph, SG
Cowen, Southtrust, UBS Warburg
Goldman, JPM, Bk of NY, Lehman, PNC, RBS, Scotia
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CXW 7.5%, 5/1/2011
USX 9.75%, 5/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/2/2003
5/14/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
450,000,000
 $
250,000,000
Total
 $
250,000,000
 $
450,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.00%
2.75%
















Rating
B1/B
B1/BB-
B3/B-
Current yield
7.50%
9.75%
10.91%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 600,000.00
 $                 600,000.00
0.24%
5.73%
2.94%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
6.63%
2.53%
6/19/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    65,000.00
 $                    65,000.00
0.03%
5.73%
2.46%
6/30/2003
Total

 $                 715,000.00
 $                 715,000.00
0.29%




5
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
EL PASO PRODUCTION HLDG
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, BNP Paribas, BNY Capital, Mizuho, SG Cowen,
SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
EP 7.75%, 6/1/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
2/20/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $
1,200,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
1,200,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.13%
2.50%
















Rating
B2/B+
Ba3/BB-
B1/B+
Current yield
7.75%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $              1,340,000.00
 $              1,340,000.00
0.11%
0.63%
2.94%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.17%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
2.98%
6/30/2003
Montgomery Street







Montgomery Street Income
Securities
Montgomery Street
 $                 110,000.00
 $                 110,000.00
0.01%
0.63%
0.59%
6/30/2003
Total

 $              1,600,000.00
 $              1,600,000.00
0.13%




6
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ENTERGY GULF STATES
OHIO EDISON
CENTERPOINT ENERGY HOUSTON
Underwriters
DBSI, BNP Paribas, Lehman, Banc One
Barclays, Citigroup, Fleet, PNC, RBS
CSFB, DBSI, Salomon, ABN, Banc One, Barclays, JPM, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
ETR 6.2%, 7/1/2033
FE 5.45%, 5/1/2015
CNP 5.7%, 3/15/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Joint lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2003
4/15/2003
3/13/2003
Total dollar amount of offering sold to QIBs
 $
240,000,000
 $
150,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
240,000,000
 $
150,000,000
 $
450,000,000
Public offering price
 $
99.50
 $
99.95
 $
99.63
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.68%
0.65%
















Rating
Baa3/BB-
Baa2/BBB-
Baa2/BBB
Current yield
6.23%
5.45%
5.72%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $              2,000,000.00
 $              1,990,000.00
0.83%
-2.20%
-0.87%
6/30/2003
Total

 $              2,000,000.00
 $              1,990,000.00
0.83%




7
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
FLEXTRONICS INTL LTD
UNISYS CORP
AVAYA INC.
Underwriters
Citigroup, CSFB, Goldman, DBSI, Lehman
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC, Royal
Bank of Canada, Wachovia
Citigroup, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
FLEX 6.5%, 5/15/2003
UIS 6.875%, 3/15/2010
AV 11.125%, 4/1/2009
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
3/12/2003
3/22/2002
Total dollar amount of offering sold to QIBs
 $
400,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
300,000,000
 $
640,000,000
Total
 $
400,000,000
 $
300,000,000
 $
640,000,000
Public offering price
 $
100.00
 $
99.32
 $
98.81
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.25%
















Rating
Ba2/BB-
Ba1/BB+
B2/B+
Current yield
6.50%
6.92%
11.26%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    55,000.00
 $                    55,000.00
0.01%
-2.74%
1.89%
6/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 815,000.00
 $                 815,000.00
0.20%
-2.74%
2.66%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    90,000.00
 $                    90,000.00
0.02%
-2.74%
1.85%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.02%
-2.74%
3.36%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 220,000.00
 $                 220,000.00
0.06%
-2.74%
2.31%
6/30/2003
Total

 $              1,250,000.00
 $              1,250,000.00
0.31%




8
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
THOMAS & BETTS CORP.
HCC INSURANCE HOLDINGS
Underwriters
BofA, Citigroup, JPM, Merrill, Morgan Stanley, UBS, DBSI, ABN,
BNP
BofA, CSFB, Wachovia
Salomon, Advest, Raymond James, Wells Fargo, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 6.25%  7/15/2033
TNB 7.25%, 6/1/2013
HCC 1.3%, 4/1/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
n/a
n/a
Name of underwriter or dealer from which purchased
Morgan Stanley
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
5/21/2003
3/25/82003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
160,000,000
 $
125,000,000
 $
125,000,000
Total
 $
160,000,000
 $
125,000,000
 $
125,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.30%
2.25%
















Rating
Baa1/BBB
Ba1/BBB-
N/A/A
Current yield
25.00%
7.25%
1.30%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         550.00
 $                         138.00
0.00%
-1.11%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                    21,975.00
 $                      5,494.00
0.00%
-1.11%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                         850.00
 $                         213.00
0.00%
-1.11%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                         725.00
 $                         181.00
0.00%
-1.11%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 140,000.00
 $                 138,883.00
0.09%
-1.11%
0.10%
6/30/2003
Total

 $                 164,100.00
 $                 144,909.00
0.09%




9
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
 $-
 $-
 $-
Total dollar amount of any concurrent public offering
 $1,250,000,000
 $650,000,000
 $200,000,000
Total
 $1,250,000,000
 $650,000,000
 $200,000,000
Public offering price
 $99.20
 $99.84
 $99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.45%
0.63%
















Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
6/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
6/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%




10
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC, Salomon,
Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
400,000,000
 $
275,000,000
Total
 $
3,000,000,000
 $
400,000,000
 $
275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.88%
0.88%
















Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
6/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
6/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%




11
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
JLG INDUSTRIES INC
TRW AUTOMOTIVE INC
WESTPORT RESOURCES CORP
Underwriters
CSFB, DBSI, Banc One, BMO Nesbitt, Credit Lyonnais, National City,
Suntrust
BofA, CSFB, DBSI, JP Morgan, Lehman, Scotia, Suntrust, TD
Securties
CSFB, JP Morgan, Lehman, Fleet, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
JLG 8.25%, 5/1/2008
TRWAUT 9.375%, 2/15/2013
WRC 8.25%, 11/1/2011
Is the affiliate a manager or co-manager of offering?
Co-lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/30/2003
2/6/2003
12/11/2002
Total dollar amount of offering sold to QIBs
 $
125,000,000
 $
925,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
125,000,000
 $
925,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
100.00
 $
103.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.50%
2.25%
















Rating
B1/BB-
B1/B+
Ba3/B+
Current yield
8.25%
9.38%
8.01%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 350,000.00
 $                 350,000.00
0.28%
0.09%
0.27%
5/1/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.04%
0.09%
0.05%
5/1/2003
Total

 $                 400,000.00
 $                 400,000.00
0.32%




12
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
LIN TELEVISION CORP.
ALBRITTON COMMUNICATIONS
GRAY TELEVISION INC.
Underwriters
Bear Stearns, DBSI, JP Morgan, Fleet, Morgan Stanley, Scotia
DBSI, Fleet
BofA, Wachovia, Allen & Co. DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TVL 6.5%, 5/15/2013
ALLBRI 7.75%, 12/15/2012
GTNA 9.25%, 12/15/2011
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
12/6/2002
9/5/2002
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
275,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
100,000,000
Total
 $
200,000,000
 $
275,000,000
 $
100,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.50%
2.25%
















Rating
B2/B
B3/B-
B3/B-
Current yield
6.50%
7.75%
9.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 620,000.00
 $                 620,000.00
0.31%
0.76%
2.66%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.03%
0.76%
2.31%
6/30/2003
Total

 $                 670,000.00
 $                 670,000.00
0.34%




13
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
OFFSHORE LOGISTIC
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
CSFB, DBSI, Howard Weil, Jefferies, Johnson Rice, Robert W Baird
CSFB, JPM, BNP Paribas, BNY Capital, Mizuho, SG Cowen, SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
OLG 6.125%, 6/15/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2003
2/20/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $
230,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
230,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.13%
2.13%
2.50%
















Rating
Ba2/BB+
Ba3/BB-
B1/B+
Current yield
6.13%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.28%
1.37%
-0.26%
6/24/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
2.30%
-0.33%
6/20/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.03%
1.37%
0.19%
6/24/2003
Total

 $                 755,000.00
 $                 755,000.00
0.33%




14
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
IOS CAPITAL LLC
ROYAL CARRIBEAN CRUISES
SINCLAIR BROADCASTING GROUP
Underwriters
Lehman, BofA, DBSI, JPM, Wachovia, PNC
Citigroup, Goldman, BofA, CSFB, Morgan Stanley, Scoita, Wachovia
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC, Royal
Bank of Canada, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
IKN 7.25%, 6/30/2008
RCL 8%, 5/15/2010
UIS 6.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2003
5/6/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $
350,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
300,000,000
Total
 $
350,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
99.25
 $
99.34
 $
99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.38%
1.50%
















Rating
Ba1/*-/BBB-/*-
Ba2/BB+
Ba1/BB+
Current yield
7.30%
8.05%
6.92%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 625,000.00
 $                 620,313.00
0.18%
-1.11%
1.05%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    49,625.00
0.01%
-1.11%
-0.82%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    69,475.00
0.02%
-1.11%
-0.87%
6/30/2003
Total

 $                 745,000.00
 $                 739,413.00
0.21%




15
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
WORLDSPAN LP/WS FIN CORP.
AVAYA INC.
FAIRPOINT COMMUNICATIONS
Underwriters
DBSI, Lehman, Citigroup, JPM
Citigroup, CSFB
CSFB, Salomon, BofA, DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
WOLRDS  9.625%, 6/15/2011
AV 11.125%, 4/1/2009
MJDCOM 11.875%, 3/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
Co-manager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2003
3/22/2002
3/3/2003
Total dollar amount of offering sold to QIBs
 $
280,000,000
 $
-
 $
225,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
640,000,000
 $
-
Total
 $
280,000,000
 $
640,000,000
 $
225,000,000
Public offering price
 $
100.00
 $
98.81
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.23%
3.50%
















Rating
B2/B-
B2/B+
B3/B
Current yield
9.63%
11.26%
11.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.23%
3.16%
0.13%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
3.16%
-0.74%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    65,000.00
 $                    65,000.00
0.02%
3.16%
-0.87%
6/30/2003
Total

 $                 750,000.00
 $                 750,000.00
0.27%




16
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PARK PLACE ENTERTAINMENT
HILTON HOTELS
SINCLAIR BROADCASTING GROUP
Underwriters
BofA, DBSI, Citigroup, JP Morgan, Scotia, Societe General, BNY
Capital, Commerzbank, CSFB, Fleet, Wachovia, Wells Fargo
DBSI, BofA, Bk of Nova Scotia, First Union, Wells Fargo, Morgan
Stanley, UBS Warburg, CSFB
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PPE 7%, 4/15/2013
HLT 7.625%, 12/1/2012
SBGI 8%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2003
11/9/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $
300,000,000
 $
-
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
375,000,000
 $
-
Total
 $
300,000,000
 $
375,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.65%
1.00%
















Rating
Ba1/BBB-
Ba1/BBB-
B2/B
Current yield
7.00%
7.63%
7.96%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 420,000.00
 $                 420,000.00
0.14%
8.61%
7.08%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.02%
8.61%
4.17%
6/30/2003
Total

 $                 470,000.00
 $                 470,000.00
0.16%




17
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
FERRELLGAS PARTNERS LP
Underwriters
BofA, Godlman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, BofA, Banc One, BNP Paribas, Wheat First
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.5%, 7/15/2013
EP 8.875%, 3/15/2010
FGP 8.75%, 6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/28/2003
9/10/2002
Total dollar amount of offering sold to QIBs
 $
550,000,000
 $
400,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
218,000,000
Total
 $
550,000,000
 $
400,000,000
 $
218,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.50%
















Rating
B1/B
B1/B+
B2/B
Current yield
9.50%
8.99%
8.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.12%
1.36%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.36%
0.08%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.01%
1.36%
0.10%
6/30/2003
Total

 $                 755,000.00
 $                 755,000.00
0.14%




18
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP.
Underwriters
BofA, Goldman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, JPM, BNP Paribas, BNY, Mizuho Securities, SG Cowen,
SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.25%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/28/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $
550,000,000
 $
400,000,000
 $
550,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
550,000,000
 $
400,000,000
 $
550,000,000
Public offering price
 $
100.00
 $
98.72
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.13%
















Rating
B1/B
B1/B+
Ba3/BB-
Current yield
9.25%
8.99%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.14%
6/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 895,000.00
 $                 895,000.00
0.16%
1.17%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
0.10%
6/30/2003
Total

 $              1,140,000.00
 $              1,140,000.00
0.21%




19
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SINCLAIR BROADCAST GROUP
LAMAR MEDIA CORP.
SINCLAIR BROADCASTING GROUP
Underwriters
JP Morgan, DBSI, Wachovia, Bear Stearns, UBS Warburg
JP Morgan
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SBGI 8%, 3/15/2012
LAMR 7.25%, 1/1/2013
SBGI 8%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Co-lead
N/A
Joint lead
Name of underwriter or dealer from which purchased
JPM Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2003
12/17/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $
100,000,000
 $
260,000,000
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
100,000,000
 $
260,000,000
 $
250,000,000
Public offering price
 $
105.34
 $
100.00
 $
100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.00%
1.75%
1.00%
















Rating
B2/B
Ba3/B
B2/B
Current yield
7.59%
7.25%
7.96%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 965,000.00
 $              1,016,491.00
0.97%
1.38%
2.66%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
0.67%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
1.86%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 105,000.00
 $                 110,603.00
0.11%
1.38%
1.04%
6/30/2003
Total

 $              1,170,000.00
 $              1,232,430.00
1.17%




20
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
OWENS-BROCKWAY GLASS
GREIF BROS. CORP.
BALL CORP.
Underwriters
DBSI, Banc One, Citigroup, BofA, BNP Paribas, Credit Lyonnais,
Fleet, Goldman, Scotia
DBSI, Salomon, Huntington Corp., ING, Keybank, Merrill, National
City, Suntrust, US Bancorp
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdner, Cobank,
McDonald Investments, Suntrust, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
OI 8.25%, 5/15/2013
GBCOA 8.875%, 8/1/2012
BLL 6.875%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2003
7/25/2002
12/5/2002
Total dollar amount of offering sold to QIBs
 $
450,000,000
 $
250,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
450,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
99.19
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.00%
2.08%
1.50%
















Rating
B2/B+
B2/B+
Ba3/BB
Current yield
8.25%
8.95%
6.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 860,000.00
 $                 860,000.00
0.19%
5.92%
3.85%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
5.92%
2.28%
6/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
5.92%
3.85%
6/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
5.92%
2.87%
6/30/2003
Total

 $              1,055,000.00
 $              1,055,000.00
0.23%




21
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
373298bw7

961418ac4

31529maa6






Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GP 8.875%,2/1/2010

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                          700,000,000

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          218,000,000
Total
 $                          700,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                        99.36

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.125

2.25

2.5












Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
8.93%

8.01%

8.75%






Total par value purchased
                                    180,000

 n/a

n/a
$ amount of purchase
                                    178,848

 n/a

n/a






% of offering purchased
by fund
0.03%

 n/a

n/a
% of offering purchased
by associated funds
2.06%

 n/a

n/a
Total
2.09%

 n/a

n/a

22
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
373298by3

961418ac4

31529maa6






Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GP 9.375%,2/1/2013

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          800,000,000

 $                                          -

 $                          218,000,000
Total
 $                          800,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                      100.00

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.125

2.25

2.5












Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
9.38%

8.01%

8.75%






Total par value purchased
                                    120,000

 n/a

n/a
$ amount of purchase
                                    120,000

 n/a

n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
1.22%

 n/a

n/a
Total
1.24%

 n/a

n/a

23
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
441560af6

02744raj6

436141aj4






Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD
ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
HTN 8.25%,2/1/2011

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          600,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          600,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.75

2.875












Rating
B2/B

B2/B-

B3 /*+/B-
Current yield
8.25%

8.88%

9.63%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
0.83%

 n/a

n/a
Total
0.84%

 n/a

n/a

24
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0






Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO & COMPANY
Underwriters
JP Morgan,UBS,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price
                                        98.09

                                        99.69

                                        99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.4

0.425

0.475%












Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      49,047

n/a

n/a






% of offering purchased
by fund
0.00%

n/a

n/a
% of offering purchased
by associated funds
0.38%

n/a

n/a
Total
0.38%

n/a

n/a

25
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
816851af6

45138lal7

010392dz8






Issuer
SEMPRA ENERGY

IDAHO POWER CORP

ALABAMA POWER CO
Underwriters
JPMorgan,Salomon,Banc
One,DBSI,Scotia,SG Cowen

Banc One,US Bancorp,Bofa,McDonald &
Co,Wachovia

Goldman,Lehman,BNY Capital,
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
SRE 6%,2/1/2013

IDA 6%,11/15/2032

SO 5.5%,10/15/2017
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/28/2003

11/12/2002

10/16/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000
Total
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000






Public offering price
                                        99.66

                                        99.46

                                        99.86
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.65

0.75

0.75












Rating
Baa1/A-

A2/A-

A2/A
Current yield
6.02%

6.03%

5.51%






Total par value purchased
                                    820,000

 n/a

n/a
$ amount of purchase
                                    817,196

 n/a

n/a






% of offering purchased
by fund
0.21%

 n/a

n/a
% of offering purchased
by associated funds
2.45%

 n/a

n/a
Total
2.66%

 n/a

n/a

26
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
87264qag5

76168rac2

902118bd9






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

TYCO INTL GROUP SA
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit
Suisse,DBSI,Wachovia

Bofa,CSFB, Goldman, JPMorgan,
Morgan Stanley,Salomon,Bofa,ABN
CIBC,SG Cowen
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 9.375%,2/15/2013

REX
10.125%,12/15/2012

TYC 2.75%,1/15/2018
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

1/7/2003






Total dollar amount of
offering sold to QIBs
 $                          925,000,000

 $
225,000,000

 $                       3,000,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $
-

 $                                          -
Total
 $                          925,000,000

 $
225,000,000

 $                       3,000,000,000






Public offering price
                                      100.00


100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.75

2.5












Rating
B1/B+

B3/B-

Ba2/BBB- /*-
Current yield
9.38%

10.13%

2.75%






Total par value purchased
                                      70,000

 n/a

n/a
$ amount of purchase
                                      70,000

 n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.73%

n/a

n/a
Total
0.74%

n/a

n/a

27
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
228344ab3

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI,Smith Barney

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 10.875%,3/1/2013

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B2/B

B2/B-

B3/B
Current yield
10.88%

10.50%

4.00%






Total par value purchased
                                    100,000

 n/a

n/a
$ amount of purchase
                                    100,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.36%

 n/a

n/a
Total
1.37%

 n/a

n/a

28
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
228344aa5

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI, Salomon

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 9.5%,3/1/2011

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B1/B+

B2/B-

B3/B
Current yield
9.50%

10.50%

4.00%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.45%

 n/a

n/a
Total
0.45%

 n/a

n/a

29
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
25459haa3

252125aa7

513075ae1






Issuer
DIRECTV
HOLDINGS/FINANCE

DEX MEDIA EAST LLC/FIN

LAMAR MEDIA CORP
Underwriters
Bofa,CSFb,DBSI,Goldman,Salomon

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

JPMorgan
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DTV 8.375%,3/15/2013

DXME 9.875%,11/15/2009

LAMR 7.25%,1/1/2013
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/25/2003

10/30/2002

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.75

2.50%

1.75












Rating
B1/B

B2/B

Ba3/B
Current yield
8.38%

9.88%

7.25%






Total par value purchased
                                    100,000

n/a

n/a
$ amount of purchase
                                    100,000

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.68%

n/a

n/a
Total
0.69%

n/a

n/a

30
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0






Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

2/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.125

2.25

2.125












Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value purchased
                                    250,000

 n/a

n/a
$ amount of purchase
                                    250,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.37%

 n/a

n/a
Total
1.38%

 n/a

n/a

31
Name of Fund
Montgomery Income Street Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
59001aac6

878483ae6

462846ab2






Issuer
MERITAGE CORPORATION

TECH OLYMPIC USA, INC

IRON MOUNTAIN INC
Underwriters
DBSI,Banc One,Fleet,UBS

Salomon,Credit Lyonnais,DBSI,Fleet

Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MTH 9.75%,6/1/2011

TOUS 9%,7/1/2010

IRM 7.75%,1/15/2015
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/13/2003

1/29/2003

12/16/2002






Total dollar amount of
offering sold to QIBs
 $                            50,000,000

 $                          100,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          100,000,000
Total
 $                            50,000,000

 $                          100,000,000

 $                          100,000,000






Public offering price
                                      103.25

                                        94.84

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.75

2

1












Rating
Ba3/B+

Ba3/B+

B2/B
Current yield
9.44%

9.49%

7.75%






Total par value purchased
                                      60,000

n/a

n/a
$ amount of purchase
                                      61,950

n/a

n/a






% of offering purchased
by fund
0.12%

n/a

n/a
% of offering purchased
by associated funds
11.63%

n/a

n/a
Total
11.75%

n/a

n/a

32
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
87264qaa8

76168rac2

591160AA4






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

METALDYNE CORP
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit
Suisse,DBSI,Wachovia

CSFB,DBSI,JP Morgan,Comercia
Sec.,Nat City Invest. Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 11%,2/15/2013

REX
10.125%,12/15/2012

METALD 11%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

6/13/2002






Total dollar amount of
offering sold to QIBs
 $                          300,000,000

 $
225,000,000

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $
-

 $                                          -
Total
 $                          300,000,000

 $
225,000,000

 $                          250,000,000






Public offering price
                                      100.00


100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

3%












Rating
B2/B+

B3/B-

B3/B
Current yield
11.00%

10.13%

11.00%






Total par value purchased
                                      60,000

 n/a

 n/a
$ amount of purchase
                                      60,000

 n/a

 n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
1.96%

n/a

n/a
Total
1.98%

n/a

n/a

33
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9






Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal Bk
of Canada,Wachovia

Credit Suisse, DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.5

1.625%

2.75












Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value purchased
                                    185,000

n/a

n/a
$ amount of purchase
                                    183,740

n/a

n/a






% of offering purchased
by fund
0.06%

n/a

n/a
% of offering purchased
by associated funds
3.78%

n/a

n/a
Total
3.84%

n/a

n/a

34
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
615801aa5

252125aa7

436141aj4






Issuer
MOORE NORTH AMER
FINANCE

DEX MEDIA EAST LLC/FIN

HOLLYWOOD
ENTERTAINMENT
Underwriters
Bofa,DBSI,Salomon,Banc
One,BNP,CIBC,Credit
Lyonnais,Fleet,Scotia

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

UBS,Lehman
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MCL 7.875%,1/15/2011

DXME 9.875%,11/15/2009

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/11/2003

10/30/2002

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          403,000,000

 $                          450,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          403,000,000

 $                          450,000,000

 $                          225,000,000






Public offering price
                                        99.30

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.50%

2.875












Rating
B1/BB-

B2/B

B3 /*+/B-
Current yield
7.93%

9.88%

9.63%






Total par value purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      49,650

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
1.18%

n/a

n/a
Total
1.19%

n/a

n/a